SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                December 18, 1997
                             -----------------------
                Date of Report (Date of earliest event reported)

                        Interlink Computer Sciences, Inc.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       000-21077                                          94-2990567
  --------------------                               --------------------
 (Commission File No.)                      (IRS Employer Identification Number)


                            47370 Fremont Boulevard,
                            Fremont, California 94538
                                 (510) 657-9800
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 Not Applicable
                     --------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

         On December 18, 1997, Interlink Computer Sciences, Inc., a Delaware Corporation (the "Company"), entered into an Asset Purchase Agreement (the "Agreement") in which the Company completed its sale of certain assets (the "HARBOR Product Line") of Interlink HARBOR Ltd, an Alberta corporation and wholly owned subsidiary of the Company (the "Interlink Subsidiary"), to HARBOR Systems Management, Ltd., an Alberta corporation ("HARBOR"). The consideration paid by HARBOR to the Company for the HARBOR Product Line consisted of $1,250,000 in installment notes plus a $600,000 convertible note that may, upon the occurrence of certain events, entitle the Company to $750,000. In addition, HARBOR assumed certain liabilities and obligations of the Interlink Subsidiary, including a note in the amount of $1,232,508 and $355,713 in deferred maintenance.

         Contrary to its earlier intention, the Company now expects to record a loss on this transaction. The loss relates to both the Company's inability to recognize the HARBOR notes and the Company's guarantee of up to $1.4 million on a liability that HARBOR assumed. The company may recognize a gain in the future when collectibility of the notes and elimination of the guarantee are reasonably likely.

         HARBOR is controlled by Ben Dulley and Jim Godsell. Mr. Dulley has been an officer and director of the Company since shortly after the acquisition of the HARBOR Product Line and, under the terms of the Agreement, he has resigned from these positions.



Item 7.           Financial Statements and Exhibits

         (a)      Not applicable.

         (b) The sale of certain assets constituting the HARBOR Product Line does not qualify as a significant disposition and therefore the Company will not present pro forma financial information.

         (c)      Exhibits

                  99.1     Press Release dated December 22, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Interlink Computer Sciences, Inc.


                                 By: /s/ James Barth
                                    ------------------------------
                                      James Barth
                                      Vice President and Chief Financial Officer



                                 Dated:  January 2, 1998

================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                        Interlink Computer Sciences, Inc.

                                 ---------------

                                December 18, 1997




================================================================================

                                INDEX TO EXHIBITS


                                                                    Sequentially
     Exhibit                                                          Numbered
     Number                           Description                       Page
     -------                          -----------                   ------------

      99.1               Press Release dated December 22, 1997.